                                                                    Exhibit 99.1



               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     I, Joe W. Forehand, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Accenture Ltd, and, except as corrected or supplemented in a subsequent covered report:

               o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Audit Committee of Accenture Ltd.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o Annual Report on Form 10-K of Accenture Ltd for the fiscal year ended August 31, 2001, filed with the Commission on November 29, 2001;

               o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Accenture Ltd filed with the Commission subsequent to the filing of the Form 10-K identified above; and

               o    any amendments to any of the foregoing.


     /s/ Joe W. Forehand
     ----------------------               Subscribed and sworn to
     Joe W. Forehand                      before me this 13th day of
     Chief Executive Officer              August 2002:
     August 13, 2002
                                          /s/ Darla Morrison
                                          -----------------------
                                          Notary Public

                                          My Commission Expires:

                                          [Seal of State of Texas Notary Public]
                                          Darla Morrison
                                          Notary Public, State of Texas
                                          My Commission Expires 04-24-04